EXHIBIT 32.0

SECTION 1350 CERTIFICATION

Each of Robert T. Strong, President and Chief Executive Officer and Diane J. Colyer, Operations Officer (principal financial and accounting officer) of Quaint Oak Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The quarterly report on Form 10-Q of the Company for the period ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2008	By:	/s/ Robert T. Strong
Robert T. Strong
President and Chief Executive Officer

Date: November 14, 2008	By:	/s/ Diane J. Colyer
Diane J. Colyer
Operations Officer
(principal financial and accounting officer)

Note:   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Quaint Oak Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.